FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of April 11, 2008, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional Dollar Revolving Loan Borrower (as defined in the Credit Agreement referred to below) from time to time party to the Credit Agreement, each additional Alternate Currency Revolving Loan Borrower (as defined in the Credit Agreement) from time to time party to the Credit Agreement, various lenders from time to time party to the Credit Agreement (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A. and Société Générale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Documentation Agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, are parties to that certain Credit Agreement, dated as of February 10, 2006 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to the Third Amendment, the Designated 2007 Incremental RL Lenders provided Designated 2007 Incremental RL Commitments in an aggregate amount equal to $375,000,000, all of which shall terminate pursuant to the terms of this Fifth Amendment on the Fifth Amendment Effective Date (as defined below); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the Lenders and the Borrowers wish to (x) amend certain provisions of the Credit Agreement and (y) enter into certain agreements with respect to the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:
PART I.	Acknowledgments, Agreements and Amendments.

SECTION 1. Each Borrower, the Designated 2007 Incremental RL Lenders and the other Lenders hereby agree that, notwithstanding anything to the contrary contained in Section 3.03(b) of the Credit Agreement, (i) the Total Designated 2007 Incremental RL Commitment (and the Designated 2007 Incremental RL Commitment of each Designated 2007 Incremental RL Lender) shall terminate on the Fifth Amendment Effective Date (concurrently with the occurrence thereof), (ii) the termination of the Total Designated 2007 Incremental RL Commitment (and the Designated 2007 Incremental RL Commitment of each Designated 2007 Incremental RL Lender) described above shall result in a reduction to the Total Revolving Loan Commitment (or the Revolving Loan Commitment of the relevant Designated 2007 Incremental RL Lender, as the case may be) in an amount equal to the Total Designated 2007 Incremental RL Commitment (or the Designated 2007 Incremental RL Commitment of such Designated 2007 Incremental RL Lender, as the case may be) so terminated (as the same was in effect immediately prior to such termination), and (iii) upon the occurrence of the Fifth Amendment Effective Date (including the actions required by clause (vii) of Section F of Part II of this Fifth Amendment) and the terminations contemplated by this Section 1, the “Designated 2007 Incremental RL Commitment Termination Date” shall be deemed to have occurred for all purposes of the Credit Agreement (including Section 3 of Part I of the Third Amendment).

SECTION 2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (e) immediately following clause (d) of said Section:

“(e) Subject to and upon the terms and conditions set forth herein, each Lender with a Term Loan Commitment severally agrees to make, on the Fifth Amendment Effective Date, a term loan or term loans (each, an “Term Loan” and, collectively, the “Term Loans”) to the Corporation, which Term Loans (i) shall be made and maintained in Dollars, (ii) shall be incurred and initially maintained as a single Borrowing of Base Rate Loans or Eurodollar Loans (subject to the option to convert such Term Loans pursuant to Section 1.07) and (iii) shall be made by each Lender with a Term Loan Commitment in that initial aggregate principal amount as is equal to the Term Loan Commitment of such Lender on the Fifth Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(e)). Once repaid, Term Loans incurred hereunder may not be reborrowed.”.

SECTION 3. Section 1.02 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately prior to the text “(ii)” in the second sentence of said Section and (ii) inserting the text “, and (iii) five Borrowings of Term Loans maintained as Eurodollar Loans” immediately preceding the period at the end of said Section.

SECTION 4. Section 1.03(a) of the Credit Agreement is hereby amended by (i) deleting clause (v) of the second sentence of said Section in its entirety and inserting the text “(v) whether the Loans being incurred pursuant to such Borrowing shall constitute Term Loans or Revolving Loans,” in lieu thereof, (ii) deleting the word “and” appearing prior to the text “(viii)” in the second sentence of said Section, (iii) inserting the text “and (ix) in the case of Dollar Revolving Loans and Term Loans, whether the Dollar Revolving Loans or Term Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans,” immediately preceding the period at the end of the second sentence appearing in said Section, and (iv) deleting the last sentence appearing in said Section in its entirety and inserting the following new sentence in lieu thereof:

“The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.”.

SECTION 5. Section 1.05 of the Credit Agreement is hereby amended by inserting the text “with a Commitment under the respective Tranche” immediately preceding the text “will make available its pro rata portion” appearing in the first sentence of said Section.

SECTION 6. Section 1.06(a) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately prior to the text “(ix)” in the first sentence of said Section and (ii) inserting the following text immediately preceding the period at the end of the first sentence of said Section:

“, and (x) if Term Loans, by a promissory note duly executed and delivered by the Corporation substantially in the form of Exhibit C-10, with blanks appropriately completed in conformity herewith (each, a “Term Note” and, collectively, the “Term Notes”)”.

SECTION 7. Section 1.06 of the Credit Agreement is hereby further amended by (i) deleting the text “contained above” appearing in the first sentence of clause (l) of said Section and inserting the text “contained in this Section 1.06” in lieu thereof, (ii) inserting the text “Term Notes,” immediately preceding the text “Revolving Notes” appearing in the first sentence of clause (l) of said Section, (iii) inserting the text “of any Tranche” immediately following the text “evidencing its Loans” appearing in the second sentence of clause (l) of said Section, (iv) inserting the text “of any Tranche” immediately following the text “evidence its Loans” appearing in the third sentence of clause (l) of said Section, and (v) inserting the following new clause (m) immediately following clause (l) of said Section:

“(m) The Term Note issued by the Corporation to each Lender that has a Term Loan Commitment or outstanding Term Loans shall (i) be executed by the Corporation, (ii) be payable to the order of such Lender and be dated the Fifth Amendment Effective Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Term Loans made by such Lender on the Fifth Amendment Effective Date (or, if issued after the Fifth Amendment Effective Date, be in a stated principal amount equal to the outstanding principal amount of Term Loans owing to such Lender at such time) and be payable in Dollars in the outstanding principal amount of Term Loans evidenced thereby, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.”.

SECTION 8. Section 1.07 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

“(a) Each Dollar Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount (for the Type of Loan into which the conversion is being made), of the outstanding principal amount of Dollar Loans made to such Dollar Borrower pursuant to one or more Borrowings (so long as of the same Tranche of Loans) of one or more Types of Loans into a Borrowing (of the same Tranche of Loans) of another Type of Loan, provided that, (i) Dollar Revolving Loans shall not be permitted to be converted into Alternate Currency Revolving Loans, (ii) if Eurodollar Loans are converted into Base Rate Loans on a date other than the last day of an Interest Period applicable to the Loans being converted, the respective Dollar Borrower shall compensate the applicable Lenders for any breakage costs incurred in connection therewith as set forth in Section 1.12, (iii) no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount for Eurodollar Loans of the respective Tranche, (iv) unless the Required Lenders otherwise agree, Base Rate Loans may not be converted into Eurodollar Loans if any Event of Default exists on the date of conversion, and (v) no conversion pursuant to this Section 1.07 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the respective Dollar Borrower giving the Administrative Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days’ prior notice (each, a “Notice of Conversion”) specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.”.

SECTION 9. Section 1.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to the text “(ii)” in the first sentence of said Section and inserting a comma in lieu thereof and (ii) inserting the following text immediately preceding the period at the end of the first sentence of said Section:

“and (iii) each Borrowing of Term Loans under this Agreement shall be incurred from the Term Loan Lenders pro rata on the basis of their Term Loan Commitments in effect at the time of such Borrowing”.

SECTION 10. Section 1.09 of the Credit Agreement is hereby amended by deleting the text “Revolving Loans maintained as Base Rate Loans” appearing in sub-clause (7) of clause (k) of said Section and inserting the following text in lieu thereof:

“Base Rate Loans of the respective Tranche (or in the case of amounts which do not relate to a given Tranche of outstanding Dollar Loans, 2% per annum in excess of the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans)”.

SECTION 11. Section 1.10 of the Credit Agreement is hereby amended by (i) deleting the word “or” immediately preceding the text “(y) in the case of a Borrowing of Dollar Revolving Loans” appearing in the first sentence of said Section and inserting a comma in lieu thereof, (ii) inserting the text “, or (z) in the case of a Borrowing of Term Loans, a nine or twelve month period if agreed to by each Lender participating in such Borrowing” immediately prior to the text “, provided that” appearing in the first sentence of said Section, (iii) deleting the text “Dollar Revolving Loans” each place such text appears in clause (ii) of the first sentence of said Section and inserting the text ‘‘Dollar Loans” in lieu thereof and (iv) inserting the text “or, in the case of a Borrowing of Term Loans, the Term Loan Maturity Date” immediately preceding the period at the end of the first sentence of said Section.

SECTION 12. Section 1.11 of the Credit Agreement is hereby amended by deleting the text “Dollar Revolving Loan Borrower” each place such text appears in said Section and inserting the text ‘‘Dollar Borrower” in lieu thereof.

SECTION 13. Section 1.19(a) of the Credit Agreement is hereby amended by deleting the text “750,000,000 (excluding, for avoidance of doubt, any Designated Incremental RL Commitments provided hereunder and terminated pursuant to the Credit Agreement, the Second Amendment and/or the Third Amendment)” appearing in clause (v) of said Section and inserting the text “750,000,000 (excluding, however, any Designated Incremental RL Commitments and/or Designated 2007 Incremental RL Commitments provided hereunder and terminated pursuant to the Credit Agreement, the Second Amendment, the Third Amendment and/or the Fifth Amendment) (it being understood that, as of the Fifth Amendment Effective Date, up to an additional $375,000,000 of Incremental Revolving Loan Commitments may be provided pursuant to this Section 1.19)” in lieu thereof.

SECTION 14. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.20 at the end of said Section:

“Section 1.20. Term Loan Maturity Date Extension. The Corporation may, by a written notice, which satisfies the Relevant Extension Requirements, delivered to the Administrative Agent prior to (but not less than 30 days nor more than 90 days prior to) April 11, 2010, request (pursuant to a single such request) that the Term Loan Maturity Date then in effect be extended to February 10, 2011. So long as the Relevant Extension Requirements are satisfied on April 11, 2010, the Term Loan Maturity Date as then in effect shall be extended on such date to February 10, 2011 without any further consent of the Lenders. The Administrative Agent shall notify each Lender of (i) its receipt of the notice of extension described above and (ii) the effectiveness of any extension of the original Term Loan Maturity Date.”.

SECTION 15. Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (h) immediately following clause (g) of said Section:

“(h) On the date of the extension of the Term Loan Maturity Date pursuant to Section 1.20, the Corporation agrees to pay to the Administrative Agent for the account of each Lender with outstanding Term Loans on such date a non-refundable cash extension fee (the “Extension Fee”) in an amount equal to 37.5 basis points (0.375%) of the aggregate principal amount of all Term Loans made by each such Lender and outstanding on the such date.”.

SECTION 16. Section 3.03 of the Credit Agreement is hereby amended by inserting the following new clauses (e) and (f) immediately following clause (d) of said Section:

“(e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Fifth Amendment Effective Date (after giving effect to the making of Term Loans on such date).”.

SECTION 17. Section 4.01 of the Credit Agreement is hereby amended by (i) inserting the text “Term Loans,” immediately preceding the text “Dollar Revolving Loans, Alternate Currency Revolving Loans or Swingline Loans” appearing in clause (i) of said Section, (ii) inserting the text “Term Loans and” immediately preceding the text “Dollar Revolving Loans maintained as Base Rate Loans” appearing in clause (i) of said Section, and (iii) deleting the text “Dollar Revolving Loans” appearing in clause (ii) of said Section and inserting the text ‘‘Dollar Loans” in lieu thereof.

SECTION 18. Section 4.02 of the Credit Agreement is hereby amended by deleting clause (b) of said Section in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) With respect to each repayment of Loans required by this Section 4.02, the respective Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro Rate Loans and Bankers’ Acceptance Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) in the case of repayments of Dollar Loans, repayments of Eurodollar Loans of the respective Tranche pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the respective Minimum Borrowing Amount for the respective Tranche and Type of Loan, such Borrowing (x) in the case of Dollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and (y) in the case of Alternate Currency Revolving Loans, shall be repaid in full at the end of the then current Interest Period; (iii) no repayment of Bankers’ Acceptance Loans may be made prior to the maturity date of the related Bankers’ Acceptances; and (iv) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.”.

SECTION 19. Section 4.02 of the Credit Agreement is hereby further amended by inserting the text “and all then outstanding Term Loans shall be repaid in full on the Term Loan Maturity Date” immediately prior to the text “, (iv) unless the” appearing in clause (c) of said Section.

SECTION 20. Section 7.03 of the Credit Agreement is hereby amended by inserting the following new clause (f) immediately following clause (e) of said Section:

“(f) On and as of the Fifth Amendment Effective Date, the Updated 2008 Projections have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances, and there are no statements or conclusions in any of the Updated 2008 Projections which are based upon or include information known to any Borrower to be misleading in any material respect or which knowingly fail to take into account material information regarding the matters reported therein; it being understood, however, that nothing contained herein shall constitute a representation that the results forecasted in such Updated 2008 Projections will in fact be achieved. On the Fifth Amendment Effective Date, each Borrower believes that the Updated 2008 Projections are reasonable and attainable based upon the then known facts and circumstances, it being understood that nothing contained herein shall constitute a representation that the results forecasted in such Updated 2008 Projections will in fact be achieved.”.

SECTION 21. Section 7.06 of the Credit Agreement is hereby amended by inserting the following new clause (d) immediately following clause (c) of said Section:

“(d) All proceeds of the Term Loans will be used by the Corporation (i) to prepay Revolving Loans pursuant to, and in accordance with the requirements of, Section 4.01, (ii) to pay the fees and expenses incurred in connection with the entering into of the Fifth Amendment and the incurrence of the Term Loans on the Fifth Amendment Effective Date, and (iii) for other general corporate purposes.”.

SECTION 22. The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text “Tranche and” immediately following the text “percentage per annum set forth below under the respective” appearing in said definition and (ii) deleting the table appearing in said definition in its entirety and inserting the following new table in lieu thereof:

Ratings-Based Level	Unsecured Debt Rating	Leverage-Based Level	Consolidated Leverage Ratio	“Applicable Margin” for Term Loans maintained as Eurodollar Loans	“Applicable Margin” for Revolving Loans maintained as Euro Rate Loans	“Applicable Margin” for Base Rate and Canadian Prime Rate Loans	“Applicable Margin” for Facility Fee

1	BBB+ or higher from S&P and Baa1 or higher from Moody’s	I	Less than 2.25:1.0	0.450%	0.370%	0.0%	0.080%

2	Ratings-Based Level 1 is not applicable and ratings of BBB or higher from S&P and Baa2 or higher from Moody’s	II	Greater than or equal to 2.25:1.0 and less than 3.00:1.0	0.500%	0.400%	0.0%	0.100%

3	Ratings-Based Levels 1 and 2 are not applicable and ratings of BBB- or higher from S&P and Baa3 or higher from Moody’s	III	Greater than or equal to 3.00:1.0 and less than 3.75:1.0	0.625%	0.500%	0.0%	0.125%

4	Ratings-Based Levels 1, 2 and 3 are not applicable and ratings of BB+ or higher from S&P and Ba1 or higher from Moody’s	IV	Greater than or equal to 3.75:1.0 and less than 4.25:1.0	0.750%	0.600%	0.0%	0.150%

5	Ratings-Based Levels 1, 2, 3 and 4 are not applicable	V	Greater than or equal to 4.25:1.0	1.000%	0.800%	0.0%	0.200%

SECTION 23. The definition of “Available Currency” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “Term Loans,” immediately preceding the text “Dollar Revolving Loans” appearing in said definition.

SECTION 24. The definition of “Base Rate Loan” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Dollar Revolving Loan” appearing in said definition and inserting the text ‘‘Dollar Loan” in lieu thereof.

SECTION 25. The definition of “Borrower” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Dollar Revolving Loan Borrower” appearing in said definition and inserting the text ‘‘Dollar Borrower” in lieu thereof.

SECTION 26. The definition of “Business Day” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the text “clause (ii)” appearing in said definition and inserting the text “clause (ii) or (iii)” in lieu thereof, (ii) redesignating clause (ii) of said definition as clause (iii) of said definition and (iii) inserting the following new clause (ii) immediately after the text “government action to close” appearing in said definition:

“, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market”.

SECTION 27. The definition of “Dollar Loan” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “each Term Loan,” immediately preceding the text “each Dollar Revolving Loan” appearing in said definition.

SECTION 28. The definition of “DRLB Guarantor” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Dollar Revolving Loan Borrower” appearing in said definition and inserting the text “Dollar Borrower” in lieu thereof.

SECTION 29. The definition of “Loan” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “each Term Loan,” immediately preceding the text “each Revolving Loan” appearing in said definition.

SECTION 30. The definition of “Minimum Borrowing Amount” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) of said definition and inserting the following new clauses (i) and (ii) in lieu thereof:

“(i) in the case of a Borrowing of Term Loans or Revolving Loans to be maintained as Euro Rate Loans, $10,000,000 (or the applicable Alternate Currency Equivalent thereof, in the case of a Borrowing of Alternate Currency Revolving Loans);

(ii) in the case of a Borrowing of Term Loans or Revolving Loans to be maintained as Base Rate Loans, $10,000,000;”.

SECTION 31. The definition of “Note” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “each Term Note,” immediately preceding the text “each Revolving Note” appearing in said definition.

SECTION 32. The definition of “Payment Office” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Dollar Revolving Loans, Swingline Loans” appearing in said definition and inserting the text ‘‘Dollar Loans” in lieu thereof.

SECTION 33. Section 11.01 of the Credit Agreement is further hereby amended by (i) deleting the definitions of “Borrowing”, “Commitments”, “Eurodollar Loan”, Required Lenders” and “Tranche” appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

“Borrowing” shall mean (i) the borrowing by a Borrower of one Type of Loan of a single Tranche (other than Swingline Loans) from all the Lenders having Commitments of the respective Tranche (or, in the case of an Alternate Currency Revolving Loan of a given Type, from all Alternate Currency RL Lenders having Alternate Currency Revolving Loan Sub-Commitments under the relevant Alternate Currency Revolving Loan Sub-Tranche) on a given date (or resulting from a conversion or conversions on such date) and having, in the case of Euro Rate Loans, the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.11(b) shall be considered part of the related Borrowing of Eurodollar Loans, (ii) the borrowing by the Corporation of Swingline Loans from the Swingline Lender, and (iii) a Competitive Bid Borrowing.

“Commitments” shall mean (i) with respect to any RL Lender, at any time, the Revolving Loan Commitment of such Lender at such time and, unless the context otherwise requires, any related Sub-Commitment and/or Designated 2007 Incremental RL Commitment of such Lender at such time and (ii) with respect to any Term Loan Lender, at any time, the Term Loan Commitment of such Lender at such time.

“Dollar Borrower” shall mean (i) the Corporation and (ii) each other Dollar Revolving Loan Borrower.

“Eurodollar Loan” shall mean each Dollar Loan (bearing interest at the Eurodollar Rate) designated as such by the respective Dollar Borrower at the time of the incurrence thereof or conversion thereto.

“Extension Fee” shall have the meaning provided in Section 3.01(h).

“Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement, dated as of April 11, 2008.

“Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.

“Relevant Extension Requirements” shall mean, with respect to the delivery of the notice pursuant to Section 1.20 or the extension of the original Term Loan Maturity Date pursuant to Section 1.20, the satisfaction of each of the following conditions: (i) no Default or Event of Default shall have occurred and be continuing, on the date of such notice or both before and after giving effect to such extension, as the case may be, (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such notice or both before and after giving effect to such extension, as the case may be, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (iii) with respect to the extension of the original Term Loan Maturity Date pursuant to Section 1.20 only, the Corporation shall have paid to each Lender the Extension Fee owed to such Lender pursuant to Section 3.01(h), and (iv) an Authorized Officer of the Corporation shall have delivered to the Administrative Agent an officer’s certificate certifying as to compliance with preceding clauses (i), (ii) and (iii) (in each case, to the extent applicable).

“Required Lenders” shall mean, at any time, Non-Defaulting Lenders the sum of whose outstanding Term Loans (and, prior to the termination thereof, Term Loan Commitments) and Revolving Loan Commitments at such time (or, after the termination thereof, outstanding Revolving Loans and Competitive Bid Loans and participations in Letter of Credit Outstandings and outstanding Swingline Loans) represent an amount greater than 50% of the sum of (x) all outstanding Term Loans (and, if prior to the termination thereof, Term Loan Commitments) of Non-Defaulting Lenders plus (y) the Total Revolving Loan Commitment at such time less the Revolving Loan Commitments of Defaulting Lenders at such time (or, after the termination of the Total Revolving Loan Commitment, the sum of the then total outstanding Revolving Loans and Competitive Bid Loans of Non-Defaulting Lenders, and the aggregate participations of all Non-Defaulting Lenders of Letter of Credit Outstandings and outstanding Swingline Loans at such time). For purposes of determining Required Lenders, all outstanding Loans and Commitments, as the case may be, that are denominated in Dollars will be calculated in Dollars and all Loans denominated in an Alternate Currency will be calculated according to the Dollar Equivalent thereof.

“Term Loan” shall have the meaning provided in Section 1.01(e).

“Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I-A (as amended by the Fifth Amendment) directly below the column entitled “Term Loan Commitment,” as the same may be terminated pursuant to Sections 3.03 and/or 10.

“Term Loan Lender” shall mean, at any time, each Lender with a Term Loan Commitment or with outstanding Term Loans at such time.

“Term Loan Maturity Date” shall mean April 11, 2010, as such date may be extended pursuant to Section 1.20.

“Term Note” shall have the meaning provided in Section 1.06(a).

“Total Term Loan Commitment” shall mean, at any time, the sum of the Term Loan Commitments of each of the Lenders at such time.

“Tranche” shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches, i.e., Term Loans, Revolving Loans and Swingline Loans.

“Updated 2008 Projections” shall mean the projections for the Corporation and its Subsidiaries for the period from the Fifth Amendment Effective Date through December 31, 2010 that were included in the Confidential Information Memorandum delivered to the Lenders at the Lenders’ presentation held on March 13, 2008.

SECTION 34. Section 13.04 of the Credit Agreement is hereby amended by (i) inserting the text “(or, in the case of any Term Loan or Term Note, the Term Loan Maturity Date (as the same may be extended as provided in Section 1.20))” immediately following the text “Maturity Date” appearing in sub-clause (i) of the third proviso of clause (a) of said Section, (ii) inserting the text “(or outstanding Term Loans, as the case may be)” immediately following the text “reflect the Commitments” appearing in sub-clause (iv) of the second proviso to the first sentence of clause (b) of said Section, and (iii) inserting the text “or outstanding Term Loans, as the case may be” immediately following the text “the revised Commitments (and Sub-Commitments)” appearing in sub-clause (v) of the second proviso to the first sentence of clause (b) of said Section.

SECTION 35. Section 13.12 of the Credit Agreement is hereby amended by inserting the text “(except as a result of the extension of the Term Loan Maturity Date as provided in Section 1.20)” immediately following the text “extend the final maturity of any Loan or Note” appearing in sub-clause (i) of the first proviso to clause (a) of said Section.

SECTION 36. Section 14.10 of the Credit Agreement is hereby amended by (i) deleting the text “Dollar Revolving Loan Borrowers” appearing in said Section and inserting the text ‘‘Dollar Borrowers” in lieu thereof and (ii) deleting the text “Dollar Revolving Loan Borrower” appearing in said Section and inserting the text “Dollar Borrower” in lieu thereof.

SECTION 37. Exhibit A to the Credit Agreement is hereby amended by (i) deleting the text “Dollar Revolving Loans” appearing in clause (iv) of said Exhibit and inserting the text “[Dollar Revolving Loans][Term Loans]” in lieu thereof, (ii) inserting the text “[one week]” immediately prior to the text “[one]” appearing in clause (v) of said Exhibit, (iii) inserting the text “[nine][twelve]” immediately after the text “[six]” appearing in clause (v) of said Exhibit, (iv) inserting the text “or Term Loans” immediately following the text “Dollar Revolving Loans” appearing in footnote 4 of said Exhibit, and (v) inserting the text “See Section 1.10 of the Credit Agreement, which limits the availability of a one-week, nine month and twelve month Interest Periods under the circumstances described therein.” immediately following the period (“.”) appearing in footnote 5 of said Exhibit.

SECTION 38. The Credit Agreement is hereby further amended by adding thereto Exhibit C-10 in the form of Exhibit C-10 attached hereto.

SECTION 39. Exhibit K to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof new Exhibit K in the form of Exhibit K attached hereto.

SECTION 40. Immediately after giving effect to the provisions of Section 1 of Part I of this Fifth Amendment, Schedule I-A to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting new Schedule I-A in the form of Schedule I-A attached hereto.

SECTION 41. Schedule III to the Credit Agreement is hereby amended by deleting the text “Revolving Loan Maturity Date” appearing in said Section and inserting the text “Maturity Date” in lieu thereof.

SECTION 42. Each Term Loan Lender, by its execution of this Amendment, hereby (i) appoints and authorizes the Administrative Agent and each Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement (as amended hereby) and the other Credit Documents as are delegated to the Administrative Agent or such Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (ii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as amended hereby) and the other Credit Documents are required to be performed by it as a Term Loan Lender and (iii) to the extent that such Term Loan Lender is not already a Lender under the Credit Agreement and is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes and is legally entitled to do so, agrees to deliver to the Corporation the forms described in Section 13.04(b) of the Credit Agreement (as if it were an assignee of Loans).

SECTION 43. Notwithstanding anything to the contrary contained in Section 12.01 of the Credit Agreement, the parties hereto agree that (x) DB shall act as sole lead arranger and sole book running manager (in such capacities, the “TL Lead Arranger”), (y) Bank of America, N.A. shall act as syndication agent (in such capacity, the “TL Syndication Agent”) and (z) JPMorgan Chase Bank, N.A., The Royal Bank of Scotland, plc and The Bank of Nova Scotia shall act as co-documentation agents (in such capacity, collectively, the “TL Co-Documentation Agents” and, together with the TL Lead Arranger and the TL Syndication Agent, the “Term Loan Agents”), in each case with respect to the Term Loans made available under the Credit Agreement (as amended hereby). Each of the Term Loan Agents are named as such for recognition purposes only, and in their respective capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Amendment, the Credit Agreement or the other Credit Documents or the transactions contemplated hereby and thereby. Without limitation of the foregoing, none of the Term Loan Agents shall, solely by reason of this Amendment, the Credit Agreement (as modified hereby) or any other Credit Document, have any fiduciary relationship in respect of any Lender or any other Person.

PART II. Miscellaneous Provisions.

A. Each Guarantor, by its signature below, hereby confirms that (i) its Guaranty shall remain in full force and effect and (ii) its Guaranty covers the obligations of each of the Borrowers under the Credit Agreement (as modified by this Fifth Amendment), including the Term Loans but excluding the direct primary obligations of such Guarantor in its capacity as a Borrower.

B. In order to induce the Lenders to enter into this Fifth Amendment, the Corporation represents and warrants to the Lenders that, on the Fifth Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Fifth Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Fifth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

D. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions have been satisfied:

(i) there shall have been delivered to the Administrative Agent for the account of each of the Term Loan Lenders (subject to Section 1.06(l)) the appropriate Term Notes executed by the Corporation, in each case in the amount, maturity and as otherwise provided in the Credit Agreement (as amended by this Fifth Amendment);

(ii) the Administrative Agent shall have received from the Corporation and each other DRLB Guarantor certified copies of resolutions of the Board of Directors (or equivalent managing body) of such Credit Party with respect to the matters set forth in this Fifth Amendment (including the incurrence of the Term Loans), and such resolutions shall be satisfactory to the Administrative Agent;

(iii) the Administrative Agent shall have received from (i) Weil Gotshal & Manges LLP, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Fifth Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent, and (ii) Venable LLP, special Maryland counsel to the Corporation, an opinion addressed to the Administrative and each of the Lenders and dated the Fifth Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(iv) the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals and good standing certificates if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities;

(v) the Administrative Agent shall have received a solvency certificate from the chief financial officer or treasurer of the Corporation in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated the Fifth Amendment Effective, setting forth the conclusions that, after giving effect to the transactions contemplated by this Fifth Amendment, the Corporation and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay debts as they mature;

(vi) the Borrowers shall have taken all actions required by Section 3.03(d) of the Credit Agreement in connection with the termination of the Total Designated 2007 Incremental RL Commitment (and the Designated 2007 Incremental RL Commitment of each Designated 2007 Incremental RL Lender) pursuant to Section 1 of Part I of this Fifth Amendment (on the same basis as if such termination had occurred pursuant to Section 3.03(b) of the Credit Agreement);

(vii) the Corporation shall have paid (or caused to be paid) to the Agents and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Lenders to the extent then due; and

(viii) each Borrower, each Guarantor, each Lender with a Term loan Commitment and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee).

The Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Fifth Amendment Effective Date.

G. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Fifth Amendment on the Fifth Amendment Effective Date. This Fifth Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor By:
Name:
Title:
STARWOOD CANADA CORP., as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:
CLOCKTOWER HOTEL LIMITED PARTNERSHIP, as an Alternate Currency Revolving Loan Borrower By: STARWOOD CANADA ULC, its General Partner By:
Name:
Title:
STARWOOD CANADA FINANCE LP, as a Dollar Revolving Loan Borrower By:
Name:
Title:

SHERATON HOTELS (U.K.) PLC, as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:
SHERATON ON THE PARK PTY LIMITED (ABN 14 003 366 550), as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

STARWOOD (M) FRANCE HOLDINGS SAS, as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent By:

Name:
Title:
By:

Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF FEBRUARY 10, 2006, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AND SOCIETE GENERALE, AS SYNDICATION AGENTS, BANK OF AMERICA, N.A. AND CALYON NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS

NAME OF INSTITUTION:

By:

Name:

Title: